UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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[ ]	Soliciting Material Pursuant to § 240.14a-12.
MANAGED PORTFOLIO SERIES

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Reinhart Mid Cap PMV Fund
Reinhart Genesis PMV Fund
Reinhart International PMV Fund
Each a Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
February 10, 2023
Dear Shareholder,
Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment. We need your help with the upcoming special meeting of shareholders of the Reinhart Mid Cap PMV Fund (the “Mid Cap Fund”), the Reinhart Genesis PMV Fund (the “Genesis Fund”) and the Reinhart International PMV Fund (the “International Fund”) (collectively, the “Funds” or the “Reinhart Funds”), each a series of Managed Portfolio Series (the “Trust”), to vote on an important proposal affecting the Funds. The meeting will be held on April 18, 2023, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 10:00 am local time. For the reasons described below, we are asking shareholders of each Fund to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Reinhart Partners, LLC (“Reinhart”) (the “New Advisory Agreement”). Shareholders will also be asked to approve any adjournments of the special meeting of shareholders needed to solicit additional proxies if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the proposal relating to the New Advisory Agreement.
In connection with, and in anticipation of, an agreement between Reinhart and Spouting Rock Asset Management, LLC (“Spouting Rock”) (the “Acquisition Agreement”), Reinhart Partners, Inc. (“RPI”), the investment adviser to the Funds, underwent a restructuring on January 1, 2023, whereby RPI converted into Reinhart (the “Restructuring”), and all former owners of RPI are now owners of Reinhart Partners Holdings, Inc. (“RPI Holdings”). RPI Holdings is now the 100% owner of Reinhart. Prior to the Restructuring, James Reinhart owned 100% of the voting shares of RPI, and, after the Restructuring, continues to own 100% of the voting shares of RPI Holdings. Prior to the Restructuring, shares of RPI were offered in different classes, each with different voting rights. The Restructuring was necessary to create an entity with a single share class (Reinhart), with each share entitled to the same voting rights.
Pursuant to the terms of the Acquisition Agreement, Spouting Rock will acquire more than 25% of the voting shares of Reinhart, certain management authority, and an option to acquire approximately 70% maximum of the total voting shares (the “Acquisition”). The Acquisition will be deemed to result in a change of control of Reinhart pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), effective as of the close of business March 31, 2023. In addition, Mr. Reinhart will divest a portion of his voting shares to employees of Reinhart over time, and once his ownership falls below 25%, Mr. Reinhart will no longer share control of Reinhart. Following the Acquisition, Mr. Reinhart will remain in a leadership role and Reinhart will continue to operate as an independent investment manager. Mr. Reinhart’s sale of his shares (both to Spouting Rock and Reinhart employees) is expected to take place over two years from the closing of the Acquisition Agreement.
The change of control caused by the Acquisition will result in the termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Reinhart. To avoid disruption of the Funds’ investment management program, on January 5, 2023, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, with respect to each Fund, and Reinhart, which will be effective for up to 150 days following the close of the Acquisition. The terms of the Interim Advisory Agreement are the same as those of the current investment advisory agreement, except for the effective date, termination date, fee escrow provisions and certain other immaterial differences.
For Reinhart to continue serving as the Funds’ investment adviser following the expiration of the Interim Advisory Agreement, the Trust is required to seek the approval by the shareholders of the Funds of the New Advisory Agreement. The New Advisory Agreement will result in no changes to each Fund’s portfolio management personnel, and the Acquisition is not expected to result in any change to the way the Funds are managed. Additionally, there are no material differences in the terms of the New Advisory Agreement as compared to the terms of the Funds’ current investment advisory agreement, except for the effective date. Approval of the New Advisory Agreement would simply continue the relationship between

Reinhart and the Funds. Please note that the advisory fees payable to Reinhart under the New Advisory Agreement are the same as the advisory fees payable under the current investment advisory agreement.
The question and answer section that follows discusses the proposals that shareholders approve the New Advisory Agreement and approve any adjournment of the special meeting of shareholders. The proxy statement itself provides greater detail about the proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposals.
You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:
•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•In person: Attend the special shareholder meeting on April 18, 2023.
Thank you for your response and for your continued investment in the Fund.
Sincerely,

/s/ Brian R. Wiedmeyer

Brian R. Wiedmeyer
President of Managed Portfolio Series
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Questions and Answers
While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.
Q.    Why am I receiving this proxy statement?
A.    In connection with, and in anticipation of, an agreement between Reinhart and Spouting Rock Asset Management, LLC (“Spouting Rock”) (the “Acquisition Agreement”), Reinhart Partners, Inc. (“RPI”), the investment adviser to the Funds, underwent a restructuring on January 1, 2023, whereby RPI converted into Reinhart Partners, LLC (“Reinhart”) (the “Restructuring”), and all former owners of RPI are now owners of Reinhart Partners Holdings, Inc. (“RPI Holdings”). RPI Holdings is now the 100% owner of Reinhart. Prior to the Restructuring, James Reinhart owned 100% of the voting shares of RPI, and, after the Restructuring, continues to own 100% of the voting shares of RPI Holdings. Prior to the Restructuring, shares of RPI were offered in different classes, each with different voting rights. The Restructuring was necessary to create an entity with a single share class (Reinhart), with each share entitled to the same voting rights. Pursuant to the terms of the Acquisition Agreement, Spouting Rock will acquire more than 25% of the voting shares of Reinhart, certain management authority, and an option to acquire approximately 70% maximum of the total voting shares (the “Acquisition”). The Acquisition will be deemed to result in a change of control of Reinhart pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), effective as of the close of business March 31, 2023. In addition, Mr. Reinhart will divest a portion of his voting shares to employees of Reinhart over time, and once his ownership falls below 25%, Mr. Reinhart will no longer share control of Reinhart. Following the Acquisition, Mr. Reinhart will remain in a leadership role and Reinhart will continue to operate as an independent investment manager. Mr. Reinhart’s sale of his shares (both to Spouting Rock and Reinhart employees) is expected to take place over two years from the closing of the Acquisition Agreement. The change of control caused by the Acquisition will result in the termination of the previously existing investment advisory agreement between the Trust, on behalf of each of the Funds, and Reinhart (the “Current Advisory Agreement”). To avoid disruption of the Funds’ investment management program, on January 5, 2023, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, with respect to each Fund, and Reinhart, which will be effective for up to 150 days following the close of the Acquisition. The terms of the Interim Advisory Agreement are the same as those of the Current Advisory Agreement, except for the effective date, termination date, fee escrow provisions and certain other immaterial differences. For Reinhart to continue serving as the Funds’ investment adviser following the expiration of the Interim Advisory Agreement, it is required that shareholders of each Fund approve a new investment advisory agreement (the “New Advisory Agreement”) for the Funds.
    At a meeting of the Trust’s Board of Trustees (the “Board”) held on January 5, 2023, the Board also approved the New Advisory Agreement, subject to approval by the shareholders of each Fund.
Q.    What am I being asked to vote on?
A.    Shareholders of each Fund are being asked to vote to approve the New Advisory Agreement (“Proposal 1”). Shareholders of each Fund are also being asked to vote to approve any adjournments of the special meeting of shareholders needed from time to time to solicit additional proxies if there are insufficient votes at the time of the special meeting to constitute a quorum or to approve Proposal 1 (“Proposal 2”).
Q.    How would this affect my account with the Funds?
A.    The Acquisition and the implementation of the New Advisory Agreement will not affect your account. You will still own the same number of shares in a Fund and the value of your investment will not change as a result of the change of control at Reinhart. In addition, each Fund’s current portfolio managers are expected to continue managing the Funds without interruption. There are
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no material differences between the New Advisory Agreement and the Current Advisory Agreement, except for the effective dates, as is discussed in more detail in the enclosed proxy statement.
Q.    How will my approval of the New Advisory Agreement affect the management and operation of the Funds?
A.    The Funds’ respective investment strategies will not change as a result of the New Advisory Agreement. There will be no change to the Funds’ respective portfolio managers, investment objective, principal investment strategies or principal risks.
Q.    How will the Acquisition affect the fees and expenses I pay as a shareholder of a Fund?
A.    The fees and expenses that you pay as a shareholder of a Fund will not increase as a result of the Acquisition. The approval of the New Advisory Agreement will not result in an increase in the Funds’ respective investment advisory fees and the Funds will not bear any portion of the costs associated with the Acquisition.
Q.    How does the Trust’s Board of Trustees recommend that I vote?
A.    After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposals.
Q.    Who is eligible to vote?
A.    Any person who owned shares of a Fund on the “record date,” which is January 31, 2023 (even if that person has since sold those shares).
Q.    Are there any material differences between the Current Advisory Agreement with Reinhart and the New Advisory Agreement?
A.    No. There are no material differences between the Current Advisory Agreement with Reinhart and the New Advisory Agreement, other than their effective dates.
Q.    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
A.    The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Reinhart.
Q.    Why am I being asked to approve adjournments of the special meeting of shareholders to solicit additional proxies?
A.    It may become necessary from time to time to adjourn the meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the New Advisory Agreement. If the proposal to approve adjournments of the meeting is approved and a quorum is not present at the meeting, it is expected that the holder of proxies will vote to authorize the adjournment of the meeting in order to solicit additional proxies. Even if a quorum is present at the meeting, but there are insufficient votes to approve the New Advisory Agreement, it is also expected that the holder of proxies will vote to authorize the adjournment of the meeting to solicit additional proxies.
Q.    What vote is required to approve the proposals?
A.    Approval of the New Advisory Agreement with Reinhart with respect to the Funds requires the vote of the “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the
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voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
    A majority of the votes cast, either in person or by proxy, at the special meeting is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.
Q.    How can I cast my vote?
A.    You may vote in any of four ways:
•By telephone, with a toll-free call to the phone number indicated on the proxy card.
•By internet, by accessing the website shown on your proxy card and following the online instructions.
•By mailing in your proxy card.
•In person at the meeting in Milwaukee, Wisconsin on April 18, 2023.
We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

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IMPORTANT INFORMATION FOR SHAREHOLDERS
Reinhart Mid Cap PMV Fund
Reinhart Genesis PMV Fund
Reinhart International PMV Fund
Each a series of Managed Portfolio Series

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held April 18, 2023

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the Reinhart Mid Cap PMV Fund (the “Mid Cap Fund”), the Reinhart Genesis PMV Fund (the “Genesis Fund”) and the Reinhart International PMV Fund (the “International Fund”) (collectively, the “Funds” or the “Reinhart Funds”), on April 18, 2023, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 10:00 am Central Time.
The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:
1.To approve a new investment advisory agreement between Reinhart Partners, LLC (“Reinhart”) and the Trust, on behalf of the Reinhart Funds; and
2.To approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.
The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposals.
Shareholders of record of the Funds at the close of business on the record date, January 31, 2023, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about February 10, 2023, to such shareholders of record.
By Order of the Board of Trustees,

/s/ John Hadermayer

John Hadermayer
Secretary of Managed Portfolio Series
Milwaukee, Wisconsin
February 10, 2023

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY
Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Reinhart Mid Cap PMV Fund
Reinhart Genesis PMV Fund
Reinhart International PMV Fund
Each a series of Managed Portfolio Series
PROXY STATEMENT
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
April 18, 2023

Introduction
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Reinhart Mid Cap PMV Fund (the “Mid Cap Fund”), the Reinhart Genesis PMV Fund (the “Genesis Fund”) and the Reinhart International PMV Fund (the “International Fund”) (collectively, the “Funds” or the “Reinhart Funds”) to be held on April 18, 2023 (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment advisory agreement between the Trust, on behalf of each Fund, and Reinhart Partners, LLC (“Reinhart”); (ii) any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the proposal in (i); and (iii) to transact such other business as may be properly brought before the Special Meeting.
Shareholders of record at the close of business on the record date, established as January 31, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about February 10, 2023.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 18, 2023:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.proxyvote.com
Please read the proxy statement before voting on the proposals. If you need additional copies of this proxy statement or proxy card, please contact Broadridge Financial Solutions, Inc at 1-866-584-0025. Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time. Additional copies of this proxy statement will be delivered to you promptly upon request.
For a free copy of the annual report for the Mid Cap Fund and the Genesis Fund for the fiscal year ended May 31, 2022, or the most recent semi-annual report for each Fund, please contact the Trust at 1-855-774-3863 or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background
Reinhart Partners, Inc. (“RPI”) served as the investment advisor to the Funds since their respective inception dates. In connection with, and in anticipation of, an agreement between Reinhart and Spouting Rock Asset Management, LLC (“Spouting Rock”) (the “Acquisition Agreement”), RPI underwent a restructuring on January 1, 2023, whereby RPI converted into Reinhart Partners, LLC (“Reinhart”) (the “Restructuring”), and all former owners of RPI are now owners of Reinhart Partners Holdings, Inc. (“RPI Holdings”). RPI Holdings is now the 100% owner of Reinhart. Prior to the Restructuring, James Reinhart owned 100% of the voting shares of RPI, and, after the Restructuring, continues to own 100% of the voting shares of RPI Holdings. Prior to the Restructuring, shares of RPI were offered in different classes, each with different voting rights. The Restructuring was necessary to create an entity with a single share class (Reinhart), with each share entitled to the same voting rights. The solicitation of shareholder votes on Proposals 1 and 2 is necessitated because Reinhart is expecting to undergo a change of control.
Pursuant to the terms of the Acquisition Agreement, Spouting Rock will acquire more than 25% of the voting shares of Reinhart, certain management authority, and an option to acquire approximately 70% of the voting shares (the “Acquisition”). The Acquisition will be deemed to result in a change of control of Reinhart pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), effective as of the close of business on March 31, 2023. In addition, Mr. Reinhart will divest a portion of his voting shares to employees of Reinhart over time, and once his ownership falls below 25%, Mr. Reinhart will no longer share control of Reinhart. Following the Acquisition, Mr. Reinhart will remain in a leadership role and Reinhart will continue to operate as an independent investment manager. Mr. Reinhart’s sale of his shares (both to Spouting Rock and Reinhart employees) is expected to take place over two years from the closing of the Acquisition Agreement.
The change of control caused by the Acquisition will result in the termination of the previously existing investment advisory agreement between the Trust, on behalf of each of the Funds, and Reinhart (the “Current Advisory Agreement”). To avoid disruption of the Funds’ investment management program, on January 5, 2023, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, with respect to each Fund, and Reinhart, which will be effective for up to 150 days following the close of the Acquisition. The terms of the Interim Advisory Agreement are the same as those of the Current Advisory Agreement, except for the effective date, termination date, fee escrow provisions and certain other immaterial differences. For Reinhart to continue serving as the Funds’ investment adviser following the expiration of the Interim Advisory Agreement, it is required that shareholders of each Fund approve a new investment advisory agreement (the “New Advisory Agreement”) for the Funds.
The Acquisition will not result any changes to the organization or structure of the Funds. You will still own the same shares in a Fund. In addition, the total operating expenses of the Funds are not expected to increase as a result of the Acquisition, and the Acquisition will not impact other services provided to the Funds. The Funds will continue to employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor as currently utilized by the Funds.
If Proposal 1 is approved by shareholders of the Fund, Reinhart will serve as the investment adviser to the Funds for an initial two-year period from the effective date of the New Advisory Agreement.
Information About the Funds
Each Fund is a series of the Trust. The Trust is an open-end management investment company organized as a Delaware statutory trust. Reinhart’s principal office is located at 11090 North Weston Drive, Mequon, Wisconsin 53092. Quasar Distributors, LLC (“Quasar”) is the distributor of the Fund’s shares. Quasar is located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. The Fund’s administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202.

Information About Reinhart
Established in 1991, the Adviser is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions and is responsible for about $2.4 billion in assets under advisement as of December 31, 2022. James Reinhart, through his equity ownership, is a control person of the Adviser and owns 100% of the voting shares of RPI Holdings, the 100% owner of Reinhart.
The following table sets forth the name, position and principal occupation of each current principal officer of Reinhart, each of whom can be contacted through Reinhart’s principal office location.

Name	Position/Principal Occupation
James E. Reinhart	President, Chief Executive Officer
Brent C. Jesko	Chief Investment Officer
Sandra A. King	Chief Compliance Officer

Reinhart does not serve as investment adviser to any other investment companies with investment objectives similar to the Funds.
Impact of the Transaction on the Funds’ Investment Advisory Agreement
Shareholders of the Funds are being asked to approve the New Advisory Agreement. The consummation of the Acquisition will constitute an “assignment” (as defined in the 1940 Act) of the Current Advisory Agreement. As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of its assignment. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the Transaction.
If the shareholders of the Funds do not approve the New Advisory Agreement, the Board will consider other alternatives to the New Advisory Agreement. The Interim Advisory Agreement will be effective for up to 150 days following the closing of the Acquisition. The terms of the Interim Advisory Agreement are the same as those of the previously existing advisory agreement, except for the effective date, termination date, fee escrow provisions and certain other immaterial differences. Rule 15a-4(b)(2) under the 1940 Act includes a requirement that the fees payable under the Interim Advisory Agreement be put into an escrow account. If a Fund’s shareholders approve the New Advisory Agreement at some time on or before the expiration of the Interim Advisory Agreement, the Interim Advisory Agreement with respect to that Fund will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Advisory Agreement will be paid to Reinhart. If the New Advisory Agreement is not so approved with respect to a Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to Reinhart. If shareholders of a Fund do not approve the New Advisory Agreement within the term of the Interim Advisory Agreement, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the liquidation of that Fund. The Board will take such action as it deems in the best interests of shareholders of the Funds.
Section 15(f) the 1940 Act

The Board has been advised that the Acquisition will be structured in compliance with the safe harbor provisions of Section 15(f) of the 1940 Act in that Reinhart has agreed that, following the closing of the Acquisition, it will use reasonable best efforts to enable the requirements of Section 15(f) to be met. Section 15(f) provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company (such as the Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.

The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. An “unfair burden” includes: any arrangement during the two-year period after the sale of the interest in the investment adviser where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). In addition, in connection with the Acquisition, Reinhart has contractually agreed to enter into a new expense limitation agreement with the Trust, on behalf of the Funds (the “New Expense Limitation Agreement”), under which Reinhart will waive its management fees and/or reimburse expenses of a Fund to the extent necessary to limit each class of a Fund’s total current operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to an annual rate in the amounts as follows:

Series of Managed Portfolio Series	Annual Operating Expense Limit as a Percentage of Average Daily Net Assets of each Share Class

Reinhart Mid Cap PMV Fund
Advisor Class	1.05%
Investor Class	1.30%
Institutional Class	0.90%

Reinhart Genesis PMV Fund
Advisor Class	0.95%
Investor Class	1.20%

Reinhart International PMV Fund
Advisor Class	0.95%

The terms of the New Expense Limitation Agreement are substantially identical to the terms of the existing expense limitation agreement between Reinhart and the Trust, on behalf of the Funds (the “Current Expense Limitation Agreement”). Subsequent to the closing of the Acquisition, Reinhart will be permitted to seek recoupment of any management fees waived or expenses reimbursed under the Current Expense Limitation Agreement. Reinhart may request recoupment of previously waived management fees or reimbursed expenses for thirty-six months from the date the fees were waived or expenses reimbursed, subject to the expense limitation in place at the time of reimbursement and the expense limitation in place at the time of recoupment. Based on information provided to the Board, the Board anticipates that no “unfair burden” will be imposed upon the Fund for the relevant two-year period.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board of trustees must not be interested persons of Reinhart as defined in Section 2(a)(19) of the 1940 Act. Currently, the Board meets this 75% requirement and the Board anticipates that it will continue to meet this requirement for the required three-year period.

Terms of the Prior and New Advisory Agreements
A copy of the New Advisory Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. There are no material differences between the terms of the New Advisory Agreement and the Current Advisory Agreement with respect to services provided by Reinhart and the Agreements are identical with respect to the advisory fees.
The Current Advisory Agreement with Reinhart was most recently renewed by the Board with respect to the Mid Cap Fund and Genesis Fund, and initially approved by the Board with respect to the International Fund, on February 23, 2022.  Each Fund’s last shareholder approval of the Current Advisory Agreement was by its initial shareholder in connection with its launch. For the fiscal year ended May 31, 2022, Reinhart received advisory fees of $1,761,651 from the Mid Cap Fund and $1,944,725 from the Genesis

Fund after application of the Current Expense Limitation Agreement. The International Fund commenced operations on June 1, 2022.
Advisory Services. Both the New Advisory Agreement and the Current Advisory Agreement state that, subject to the supervision and direction of the Board, Reinhart (and RPI) will provide for the overall management of the Funds including: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Trust’s Agreement and Declaration of Trust and Bylaws, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the adviser which guidelines and restrictions shall not be inconsistent with the prospectuses, and the Trust policies and procedures relevant to a Fund; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of  such purchases, sales and dispositions; (iv) vote all proxies for securities  and exercise all other voting rights with respect to such securities in accordance with the adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by each Fund under the 1940 Act with respect to portfolio transactions affected pursuant to the agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which a Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of a Fund, as the adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under the agreement.
Management Fee. Both the New Advisory Agreement and Current Advisory Agreement contain identical fee structures, such that the investment advisory fee is equal to 0.90% of the average daily net assets of the Mid Cap Fund and 0.95% of average daily net assets of each of the Genesis Fund and the International Fund.
Duration and Termination. Both the New Advisory Agreement and the Current Advisory Agreement provide that they will become effective upon the latter of approval by a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”) and, if required, by a vote of the majority of the outstanding voting securities of a Fund. Both agreements provide that they shall remain in effect for a Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act. Both the New Advisory Agreement and the Current Advisory Agreement provide for the termination of the agreement at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to the adviser; or (ii) by the adviser on not less than 60 days’ written notice to the Funds.
Payment of Expenses. Under both the New Advisory Agreement and the Current Advisory Agreement, the adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds, the expenses of printing and distributing copies of the Funds’ prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the adviser, and any costs of liquidating or reorganizing a Fund. The adviser also shall continue to be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.
The Funds are responsible for all of their own expenses, except for those specifically assigned to the adviser under the New Advisory Agreement and the Current Advisory Agreement. The Funds will be responsible for the same expenses under the New Advisory Agreement as it is under the Current Advisory Agreement which include but are not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Funds which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Brokerage. Both the New Advisory Agreement and the Current Advisory Agreement provide that the adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the adviser shall not direct orders to an affiliated person of the adviser without general prior authorization to use such affiliated broker or dealer from the Board. The adviser primary consideration in effecting a securities transaction will be to seek best execution. In selecting a broker-dealer to execute each particular transaction, the adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Limitation on Liability and Indemnification. Both the New Advisory Agreement and the Current Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on the adviser by the agreement, the adviser will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Funds.
Board Approval and Recommendation
At a meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on January 5, 2023, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved a new Investment Advisory Agreement between the Trust, on behalf of each of the Reinhart Mid Cap PMV Fund, Reinhart Genesis PMV Fund and Reinhart International PMV Fund (each a “Fund”, collectively the “Funds”) and Reinhart Partners, LLC (“Reinhart” or the “Adviser”) (the “Investment Advisory Agreement”). The Investment Advisory Agreement was considered and approved due to Reinhart’s plan to enter into an agreement whereby Spouting Rock Asset Management, LLC (“SRAM”) would acquire a controlling interest in Reinhart in a transaction that would close during the first half of 2023 (the “Transaction”) and would cause the automatic termination of the existing investment advisory agreement. The Board noted that the new Investment Advisory Agreement would take effect for each Fund after the closing of the Transaction, and only upon approval of the Investment Advisory Agreement by shareholders of the Fund.

Prior to the meeting, the Trustees received and considered information from Reinhart, SRAM and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”). Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received advice from such counsel regarding the legal standards for the Trustees’ consideration of the approval of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

With regard to the Transaction, the Trustees noted that the objectives of the Transaction included facilitating a significant increase in the ownership of long-standing members of the Adviser’s portfolio management team responsible for managing the Funds, continuing ownership by founder Jim Reinhart and eliminating shares held by former employees of the Adviser. The Trustees also considered the fact that there were no anticipated changes to the Funds’ principal investment strategies, and that SRAM would not be making any significant changes to Reinhart’s investment, operations or marketing/distribution teams. Mr. Reinhart and the Funds’ portfolio management team would continue in their same roles and the Adviser would continue operating in its Mequon, Wisconsin headquarters as a separate and distinct adviser within SRAM, with no anticipated changes to executive officers and/or their roles and responsibilities, or in the Adviser’s administrative and support staff.

The Trustees considered that the Transaction was intended to facilitate access to broader distribution and operational capabilities for the Funds which could result in greater scale. The Trustees also considered the fact that the Funds would not bear any costs or expenses, directly or indirectly, related to the Transaction.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by Reinhart with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio managers who will continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by Reinhart; (3) the costs of the services provided by Reinhart and the profits expected to be realized by Reinhart from services rendered to the Trust with respect to each Fund; (4) comparative fee and expense data for each Fund and other peer investment companies; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the advisory fee for each Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to Reinhart’s operations, if any, as a result of the Transaction; and (7) other financial benefits to Reinhart resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives of Reinhart, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Reinhart set forth in the Investment Advisory Agreement, as it relates to each Fund, are fair and reasonable in light of the services Reinhart performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement, as it relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Reinhart would provide under the Investment Advisory Agreement, noting that such services will include but are not limited to the following for each Fund: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Reinhart effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered the qualifications, experience and responsibilities of the portfolio managers to each Fund, who were expected to continue to serve under the new Investment Advisory Agreement.  The Trustees also considered Reinhart’s resources and compliance structure, including information regarding its compliance program, its chief compliance officer and Reinhart’s compliance record and disaster recovery/business continuity plan.  The Trustees also considered Reinhart’s ongoing business plans for the Funds. The Trustees considered representations from Reinhart that the Transaction was expected to have little impact on the day-to-day operations at Reinhart.   The Trustees concluded that Reinhart has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of such management services would be satisfactory

Fund Historical Performance and the Overall Performance of Reinhart. In assessing the quality of the portfolio management delivered by Reinhart, the Trustees reviewed the performance of the Reinhart Mid Cap PMV Fund and Reinhart Genesis PMV Fund on both an absolute basis and in comparison to an appropriate benchmark index, each Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”), and the composite of separate accounts that Reinhart manages utilizing a similar investment strategy as that of each Fund. When comparing each Fund’s performance against its respective Category and Cohort, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the Category and Cohort. For the Reinhart International PMV Fund, the Trustees reviewed performance on both an absolute basis and in comparison to an appropriate benchmark index.

•Reinhart Mid Cap PMV Fund. The Trustees noted that the Fund had outperformed both the Category and Cohort averages for the year-to-date and one-year periods ended September 30, 2022, but had underperformed for the three-year and five-year periods ended September 30, 2022. The Trustees also considered that the Fund had outperformed its benchmark index for the year-to-date period ended September 30, 2022, but had underperformed for the one-year, three-year, five-year and since inception periods ended December 31, 2021. The Trustees took into account that as of December 31, 2022, the Fund had achieved an overall positive return since its inception. The Trustees also considered that the Fund’s performance was consistent with, but slightly trailed, the returns of the Adviser’s composite for accounts with a similar strategy over all relevant time periods.

•Reinhart Genesis PMV Fund. The Trustees noted that the Fund had outperformed both the Category and Cohort averages for the year-to-date and one-year periods ended September 30, 2022 but had underperformed for the three-year period ended September 30, 2022. The Trustees also noted that the Fund had outperformed its primary benchmark index for the year-to-date period ended September 30, 2022 and the one-year period ended December 31, 2021, but had underperformed for the three-year and since inception periods ended December 31, 2021. The Trustees took into account that as of December 31, 2022 the Fund had achieved an overall positive return since its inception. The Trustees also considered that the Fund’s performance was consistent with, but slightly trailed, the returns of the Adviser’s composite for accounts with a similar strategy over all relevant time periods.

•Reinhart International PMV Fund. The Trustees noted that the Fund had outperformed its primary benchmark index for the period of its inception on June 1, 2022 through September 30, 2022. The Board recognized that the Fund’s relatively short operating history made it difficult to make meaningful assessments of performance results, but nonetheless concluded that the Fund had been well-managed, and performance was reasonable.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that each Fund pays to Reinhart under the Investment Advisory Agreement, as well as Reinhart’s profitability from services that it rendered to each Fund during the 12-month period ended September 30, 2022. The Trustees also considered the effect of an expense limitation agreement on Reinhart’s compensation and that Reinhart has contractually agreed to reduce its advisory fees and/or reimburse the Funds for operating expenses to limit overall expenses as specified in the Funds’ prospectuses, but in no case for less than a period of two years from the effective date of the new Investment Advisory Agreement. The Trustees further considered that the management fees Reinhart charges to separately managed accounts with strategies and asset levels similar to those of the Reinhart Mid Cap PMV Fund and Reinhart Genesis PMV Fund are lower than the advisory fee for each Fund, respectively. They also noted, however, that Reinhart has additional responsibilities with respect to the Funds, including the preparation of Board and shareholder materials, that justify the higher fee. The Trustees noted that Reinhart does not currently manage other accounts with the strategy utilized by the Reinhart International PMV Fund. The Trustees concluded that Reinhart’s service relationship with each Fund yields a reasonable profit, except for the Reinhart International PMV Fund which is currently not profitable to the Adviser.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds within the same Category and Cohort.

•Reinhart Mid Cap PMV Fund. The Trustees noted that while the Fund’s advisory fee was higher than the Category and Cohort averages, the total expenses of the Fund’s Institutional Class (after waivers and expense reimbursements) were below the Category and Cohort averages. Regarding the Fund’s Advisor Class and Investor Class, the Trustees noted that the total expenses (after waivers and expense reimbursements) for each were above the Category and Cohort averages, but that these classes include shareholder servicing and/or Rule 12b-1 fees, which is not necessarily the case for the funds included in the Category and Cohort.

•Reinhart Genesis PMV Fund. The Trustees noted that while the Fund’s advisory fee was higher than the Category and Cohort averages, the total expenses of the Fund’s Advisor Class (after waivers and expense reimbursements) were below the Category and Cohort averages. Regarding the Fund’s Investor Class, the Trustees noted that the total expenses (after waivers and expense reimbursements) were above the Category and Cohort averages, but that this class includes shareholder servicing and Rule 12b-1 fees, which is not necessarily the case for the funds included in the Category and Cohort.

•Reinhart International PMV Fund. The Trustees noted that while the Fund’s advisory fee was higher than the Category and Cohort averages, the total expenses of the Fund’s Advisor Class (after waivers and expense reimbursements) were the same as the Cohort average but above the Category average. The Trustees noted that the Advisor Class charges a shareholder servicing fee, which is not necessarily the case for the funds included in the Category and Cohort

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reinhart’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds. The Trustees considered the extent to which Reinhart utilizes soft dollar arrangements with respect to portfolio transactions and considered that Reinhart does not utilize any affiliated brokers to execute the Funds’ portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the Adviser was incurring its own distribution expenses on behalf of the Funds. The Trustees considered that Reinhart may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Reinhart does not receive additional material benefits from its relationship with the Funds.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Funds and their respective shareholders.
If the shareholders of a Fund do not approve the New Advisory Agreement, the Board will consider other alternatives to the New Advisory Agreement. The Board will take such action as it deems in the best interests of shareholders of a Fund.
For the reasons set forth above, the Board unanimously recommends that shareholders of the Funds vote in favor of the New Advisory Agreement with Reinhart.

DESCRIPTION OF PROPOSAL 2
APPROVAL OF ADJOURNMENTS OF THE SPECIAL MEETING

The purpose of this Proposal 2 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.
One or more adjournments may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Funds’ governing documents. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Funds’ shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares
Only shareholders of record at the close of business on January 31, 2023, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the meeting. On the Record Date, the following shares of each class of the Funds were outstanding and entitled to vote:

Series of Managed Portfolio Series	Shares Outstanding and Entitled to Vote

Reinhart Mid Cap PMV Fund
Advisor Class	8,392,939.388
Investor Class	1,450,834.181
Institutional Class	241,912.087

Reinhart Genesis PMV Fund
Advisor Class	21,339,264.345
Investor Class	1,527,549.385

Reinhart International PMV Fund
Advisor Class	122,657.496
Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of a Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of a Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Reinhart, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates. As of the Record Date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Mid Cap Fund

Investor Class Shares
Name and Address	Number of Shares	Percentage of Class	Type of Ownership
U.S. Bank FBO SISC GASB 45 Trust A 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212-3958	747,527.916	51.52%	Record
Charles Schwab & Company Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	532,655.407	36.71%	Record
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, MSC MO3970 Saint Louis, Missouri 63103-2287	74,641.874	5.14%	Record

Advisor Class Shares
Name and Address	Number of Shares	Percentage of Class	Type of Ownership
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, MSC MO3970 Saint Louis, Missouri 63103-2287	3,167,077.297	37.74%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	1,695,109.199	20.20%	Record
UBS WM USA Special Custody A/C EBOC USBFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086-6761	1,377,009.520	16.41%	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds, Dept 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-1995	528,100.036	6.29%	Record
Reliance Trust Company FBO Comerica EB R/R Po Box 78446 Atlanta, Georgia 30357-2446	484,104.258	5.77%	Record

Institutional Class Shares
Name and Address	Number of Shares	Percentage of Class	Type of Ownership
Reliance Trust Company FBO Comerica EB R/R Po Box 78446 Atlanta, Georgia 30357-2446	214,243.172	88.56%	Record
Wells Fargo Bank NA FBO Omnibus Cash Cash PO Box 1533 Minneapolis, Minnesota 55480-1533	23,860.131	9.86%	Record

Genesis Fund

Investor Class Shares
Name and Address	Number of Shares	Percentage of Class	Type of Ownership
U.S. Bank FBO SISC GASB 45 Trust A 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212-3958	1,527,232.767	99.98%	Record

Advisor Class Shares
Name and Address	Number of Shares	Percentage of Class	Type of Ownership
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	10,367,886.985	48.59%	Record
Lincoln Retirement Services Company FBO Ballad Health 403B Plan Po Box 7876 Fort Wayne, Indiana 46801-7876	2,921,694.978	13.69%	Record
UBS WM USA Special Custody A/C EBOC USBFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086-6761	2,149,707.519	10.07%	Record
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, MSC MO3970 Saint Louis, Missouri 63103-2287	1,746,919.251	8.19%	Record
Reliance Trust Company FBO Comerica EB R/R PO Box 78446 Atlanta, Georgia 30357-2446	1,518,488.098	7.12%	Record

International Fund

Advisor Class Shares
Name and Address	Number of Shares	Percentage of Class	Type of Ownership
James E. Reinhart c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	50,566.506	41.23%	Beneficial
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds, Dept 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-1995	41,751.086	34.04%	Record
Brent C. Jesko c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	30,339.904	24.74%	Beneficial

VOTING INFORMATION

Who is Eligible to Vote

Shareholders of record of a Fund as of the close of business on the Record Date, are entitled to vote at the meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.
Quorum
In order for a vote on Proposal 1 to occur at the Special Meeting, there must exist a quorum of shareholders of a Fund. The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.
In the event that the necessary quorum to transact business is not present at the Special Meeting, or the vote required to approve Proposal 1 is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting, subject to approval of Proposal 2, with respect to Proposal 1 from time to time to a date not more than 90 days after the original date of the meeting without further notice other than announcement at the Special Meeting. Further notice shall be given if a new record date is fixed or the adjourned session is more than ninety (90) dates from the date of the Special Meeting (in which case the Board shall set a new record date). Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.
Vote Required to Pass the Proposals
As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of a Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of a Fund present at a shareholder meeting if the owners of more than 50% of the shares of a Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Proposal 2 requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting to approve any adjournment(s) of the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Broker Non-Votes
Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of Proposal 1. However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment advisory agreement as contemplated by the Proposal. Because Proposal 1 is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Trust does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Trust expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against Proposal 1.
Proxies and Voting at the Special Meeting
Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder of a Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to that Fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the meeting and vote in person, please call 1-855-774-3863.
All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the meeting. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.
Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.
Method of Solicitation and Expenses
The Funds have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded. Any solicitation will be conducted by Reinhart and/or its affiliates.
The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, is estimated to be $55,168.80, and will be paid by Reinhart and/or its affiliates. In addition to the solicitation by mail, officers and employees of Reinhart and /or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. Broadridge has also been retained as proxy tabulator.
The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses will be borne by Reinhart and/or its affiliates.
Shareholder Proposals for Subsequent Meetings
The Funds do not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
No business other than the matter described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their respective shareholders.

Dated: February 10, 2023
Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

EXHIBIT A
FORM OF NEW ADVISORY AGREEMENT

MANAGED PORTFOLIO SERIES

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT (the “Agreement”) is made as of the [ ] day of [ ] 2023, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and Reinhart Partners, LLC a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided. In connection with this appointment:

(a)  Delivery of Trust Documentation. The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”). The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b)  Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c)  The Adviser’s Representations. The Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii) It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v) It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

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(vi) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and

(viii)  This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(d)  The Trust’s Representations. The Trust represents, warrants and agrees that:

(i) This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(ii) It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement; and

(e)  Plenary authority of the Board of Trustees. The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c) The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d) The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities. The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request. The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

     (e) At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such

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pricing and valuation information is not otherwise reasonably available to it through standard pricing services. In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

(f) From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust , including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g) The Adviser shall be responsible for filing any required reports on its behalf with the Securities and Exchange Commission pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i) Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j) The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund. The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k) The Adviser shall not consult with any other investment adviser (other than affiliates of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

(m)  The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer. The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular

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transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

 The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a) With respect to the operation of a Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”); (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and requested by, the Adviser; and (v) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) A Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend expenses related to short sales; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; its portion of expenditures in connection with meetings of the Board that are properly payable by the Fund; its allocable portion of expenditures in connection with meetings of shareholders as determined by the Board; its allocable portion of salaries and expenses of officers of the Trust other than officers and employees of U.S. Bancorp Fund Services, LLC or any duly appointed successor (the “Administrator”) (except the Trust’s Chief Compliance Officer if determined to be appropriate by the Board); its allocable portion of fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; its allocable portion of the Trust’s insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, Prospectuses of the Fund or other communications for distribution to existing shareholders; its allocable portion of the Trust’s legal, auditing and accounting fees; its allocable portion of the Trust’s trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Trust’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.

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(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

(f) The fee payable to the Adviser under this Agreement with respect to a Fund may be reduced to the extent of any receivable owed by the Adviser to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

5.	INVESTMENT ADVISORY FEES

(a)  For all of the services rendered with respect to a Fund as herein provided, the Trust shall pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued by a Fund daily and shall be payable monthly in arrears, within fifteen business days after the last day of each month. If fees begin to accrue with respect to a Fund during the middle of a month, all fees for the period from that date to the end of the month shall be prorated according to the proportion that the period bears to the full month. In the case of termination of this Agreement with respect to a Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full month and shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

(b)  The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(c)  Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of thirty-six months following the end of the month in which such reduction or payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

(d)  The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

6.  LIABILITY; STANDARD OF CARE

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

(b) The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless

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disregard of the Adviser’s duties or obligations under this Agreement. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.

(c) In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Adviser, its affiliates, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(i)  The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii)  Acts or omissions of the Custodian or a Fund, their respective affiliates, agents or employees.

     (e) No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f) The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

(h) If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary. The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party. Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i) The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT

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(a) This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund. The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8.  SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliates, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9.  NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10.  AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11.  CONFIDENTIALITY

(a) “Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i)  Information related to the Disclosing Party’s, its affiliates’ or its third-party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

(ii)  Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(iii) any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

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(iv) Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliates without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party. If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(c) Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for. Adviser shall have the right, however, to disclose such Confidential Information to its affiliates’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(e) The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”). Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

12.  USE OF ADVISER’S NAME

Adviser hereby consents to the royalty-free use by a Fund of the name Reinhart Partners, LLC as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Reinhart Partners, LLC logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement. The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliates and including with respect to other investment companies that have obtained consent to use of the Name or the Mark. The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

EXHIBIT A
13.  ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.  CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15.  NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16.  NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:    Reinhart Partners, LLC
11090 North Weston Drive
Mequon, WI 53092

FUND:        Managed Portfolio Series
on behalf of the Reinhart Funds
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
Attn: Brian Wiedmeyer

17.  GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18.  ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19.  SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”). Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund. The

EXHIBIT A
Adviser shall supervise and monitor the activities of each Sub-Adviser. The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser. In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

20.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21.  MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliate” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A By: ___________________________________ Name: Brian Wiedmeyer Title: President

REINHART PARTNERS, LLC By: ___________________________________ Name: Title:

EXHIBIT A
SCHEDULE A

FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

Reinhart Mid Cap PMV Fund	0.90%
Reinhart Genesis PMV Fund	0.95%
Reinhart International PMV Fund	0.95%

REINHART PARTNERS, LLC 11090 N. WESTON DRIVE MEQUON, WI 53092	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		D95878-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:				For	Against	Abstain
1.To approve a new investment advisory agreement between Reinhart Partners, LLC and Managed Portfolio Series, on behalf of the [Fund name].				☐	☐	☐

2.To approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.
				☐	☐	☐
To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 18, 2023:
The Notice of Meeting, Proxy Statement and Proxy Card are available at www.proxyvote.com

D95879-TBD
[Fund Name]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of [Fund name] (the "Fund") hereby appoints Ben Eirich and Brian Wiedmeyer, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on January 31, 2023 at a Special Meeting of Shareholders to be held at the office of U.S. Bank Global Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE